UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas Texas	75254

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 770-5600

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 12 below:

                         99.1     Press Release dated May 4, 2004

Item 12. Results of Operations and Financial Condition.

     On, May 4, 2004, the registrant announced its financial results for the quarter ended March 31, 2004 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information is being furnished under Item 12 (Results of Operations and Financial Condition) of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

     In the press release, the registrant’s management utilized non-GAAP financial measures to describe the registrant’s adjusted EBITDA, cash earnings and cash earnings per share. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for its facilities and for the registrant as a whole. These measures are commonly used as an analytical indicator within the senior housing industry, and also serve as a measure of leverage capacity and debt service ability. The registrant has provided this information in order to enhance investors overall understanding of the registrant’s financial performance and prospects. In addition, because the registrant has historically provided this type of information to the investment community, the registrant believes that including this information provides consistency in its financial reporting.

     These non-GAAP financial measures should not be considered as measures of financial performance under generally accepted accounting principles, and items excluded from them are significant components in understanding and assessing financial performance. These measures should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities, earnings per share or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because these measures are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, these measures as presented may not be comparable to other similarly titled measures of other companies.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 4, 2004

Capital Senior Living Corporation
By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 4, 2004